                                                   Filed Pursuant to Rule 497(e)
                                                   Registration File No. 2-29858

                         SUPPLEMENT DATED APRIL 1, 2006
                                       TO
                           DAVIS NEW YORK VENTURE FUND
           (AN AUTHORIZED SERIES OF DAVIS NEW YORK VENTURE FUND, INC.)
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2005

As of April 1, 2006 an additional breakpoint has been added to the advisory fee schedule for Davis New York Venture Fund. The new fee schedule is:

Davis New York Venture Fund Adviser Fee Schedule
------------------------------------------------
   Assets      Cum. Assets
 (millions)    (millions)     Fee*
-----------------------------------------

    $250          $250          0.75%
    $250          $500          0.65%
   $2,500        $3,000         0.55%
   $1,000        $4,000         0.54%
   $1,000        $5,000         0.53%
   $1,000        $6,000         0.52%
   $1,000        $7,000         0.51%
   $3,000        $10,000        0.50%
   $8,000        $18,000       0.485%
   $7,000        $25,000        0.47%
   $8,000        $33,000       0.455%
   Excess        $33,000       0.440%
*fee expressed as a percentage of average net assets.